CELEBRATING 25 YEARS

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COLONIAL BANCGROUP

Second Quarter 2007 Earnings Overview Exhibit 99.2

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at
www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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2Q07 Highlights
EPS of $0.43
Net interest margin expanded 20 basis points to 3.66% from the first quarter of 2007
Core noninterest income increased 18% over the same quarter of the prior year
Continued excellent credit quality - Nonperforming assets ratio of
0.29%; Annualized net charge-off ratio of 0.20% for the quarter and
0.13% for the first six months
Improved efficiency ratio of 56.20%
Successful acquisition and integration of Commercial Bankshares,
Inc.; Florida deposits now exceed $10 billion

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Excellent Credit Quality
Credit quality remains excellent
No sub-prime products
Year to date annualized net charge-off ratio was 0.13% of average loans
The allowance for loan losses was 1.15% of total loans, compared to
1.13% at 12/31/06
The allowance was 391% of nonperforming assets

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Summary of Loan Loss Experience
2003 – 2Q07
1 Annualized
2 Reserve/YTD Net Charge-offs Annualized
2Q07 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.15% 1.13% 1.15% 1.16% 1.20%
Reserve ($ in 000's) $178,274 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 391% 695% 536% 402% 184%
YTD Net Charge-off Ratio to Average Loans 0.13%
1
0.12% 0.14% 0.19% 0.31%
YTD Net Charge-offs ($ in 000's) $9,775 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve 9.12
2
9.53 8.90 6.31 3.91
Nonperforming Assets $45,552 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.29% 0.16% 0.21% 0.29% 0.65%

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1Q07 2Q07
$1.06
$1.26
$1.16
$1.31
$1.52
$1.72
2001 2002 2003 2004 2005 2006
(diluted)
Earnings Per Share Growth
5 Year CAGR = 10%
2001 - 2006
19%
(8)%
13%
16%
13%
1 Excluding restructuring charges
$0.24
$0.41
1
$0.43
$0.44
1

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$422
$455
$495
$567
$709
$755
$180
$190
2001 2002 2003 2004 2005 2006 1Q07 2Q07
Net Interest Income
($ in millions)
8%
9%
15%
25%
3 Year CAGR = 15%
2003 - 2006
79%
6%
3.57%     3.55%     3.38%     3.52%     3.75%     3.71%    3.46%    3.66%
Net Interest
Margin
6%

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Sold approximately 1/3 of investment securities at the beginning of the quarter and reduced borrowings
The tax equivalent yield improved 35 basis points to 5.62%
Average investment securities represented approximately 11% of average assets and 12% of average earning assets in the second quarter
Sold 1-4 family residential real estate loans at the end of 1Q07
Prepaid $70 million of trust preferreds in the first quarter – 8.92%, and
$100 million of trust preferreds in the second – 8.32%
Average deposits grew 6%
1
annualized over the first quarter yet the
cost of deposits increased only 1 basis point
Reduced rates on promotional deposit products
Strong growth in mortgage warehouse assets
Interest rate risk position has been managed to a neutral position
Net Interest Margin for 2007 is expected to approximate 3.60%
Net Interest Income Management
1 Excluding the acquisition

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Net Interest Income and Margin
($ in millions)
Tax
Equivalent
NII NIM
1Q07 180.7 $            3.46%
Sale of Investment Securities and
1-4 Real Estate Loans 0.6                    0.30%
Growth in Earning Assets, excluding MWL 4.3                    -
Growth in Mortgage Warehouse Assets 2.8                    -0.08%
Commercial Bank of Florida 2.8                    -0.01%
Deposit Mix Change (0.7)                   -0.01%
Day Count 1.1                    -
2Q07 191.6 $            3.66%

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$8,433
$8,734
$9,419
$10,862
$13,988
$15,788
$15,967
$16,464
2001 2002 2003 2004 2005 2006 1Q07 2Q07
Average Deposits
4%
8%
15%
*Annualized
1 Excluding the acquisition
($ in millions)
29%
3 Year CAGR = 19%
2003 - 2006
87%
13%
12%*
6%*1

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Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Service charges on deposit accounts 18.7 $                  17.7 $             15.3 $            6% 22%
Electronic banking 4.6 4.4 4.3 5% 7%
Other retail banking fees 3.3 3.6 3.8 -8% -13%
Retail Banking Fees 26.6 25.7 23.4 4% 14%
Financial planning services 4.3 3.8 3.7 13% 16%
Mortgage banking origination and sales 3.7 3.2 3.8 16% -3%
Mortgage warehouse fees 6.3 6.9 6.0 -9% 5%
Bank-owned life insurance 5.0 4.9 4.0 2% 25%
Other income 6.9 1.8 4.0 283% 73%
Core Noninterest Income 52.8 46.3 44.9 14% 18%
Securities and derivatives gains, net 1.1 1.0 - NM NM
Securities restructuring charges - (36.0) - NM NM
Gain on sale of mortgage loans - 3.9 - NM NM
Gain on sale of merchant services 4.9 - - NM NM
Total Noninterest Income 58.8 $                  15.2 $             44.9 $            286% 31%
Annualized Noninterest Income to Average Assets
1
0.92% 0.82% 0.82%
Noninterest Income to Total Revenue
1
21.7% 20.5% 18.9%

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Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense are used in the calculation
% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Salaries and employee benefits 70.3 $            69.6 $            70.9 $            1% -1%
Occupancy expense of bank premises, net 18.7 18.5 16.4 1% 14%
Furniture and equipment expense 13.4 13.1 11.9 2% 13%
Professional services 4.6 4.1 4.9 12% -6%
Electronic banking and other retail banking expenses 5.5 4.2 3.1 31% 77%
Advertising 3.7 2.2 3.1 68% 19%
Amortization of intangible assets 3.2 3.1 3.1 3% 3%
Communications 2.9 3.0 2.5 -3% 16%
Postage and courier 2.7 2.6 2.7 4% -
Travel 2.0 1.7 2.1 18% -5%
Other expense 10.4 8.2 10.5 27% -1%
Core Noninterest Expense 137.4 130.3 131.2 5% 5%
Severance expense 0.5 3.0 - NM NM
Merger related expenses 1.1 0.4 - NM NM
Net losses related to the early extinguishment of debt 2.5 4.4 - NM NM
Total Noninterest Expense 141.5 $          138.1 $          131.2 $          2% 8%
Efficiency Ratio
1
56.20% 57.38% 55.31%
Annualized Noninterest Expense to Average Assets
1
2.38% 2.26% 2.39%

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Solid Earnings Per Share of $0.43
Net Interest Margin expanded 20 basis points to 3.66%
Excellent Credit Quality
Strong Fee Income growth and effective expense management
Successful acquisition and integration of Commercial Bankshares,
Inc.
Continuing to enhance and expand our Florida franchise through acquisitions of high quality institutions and selective new branch placement in the best growth markets in the state
2007 full year EPS, excluding restructuring charges, is expected to range from $1.78 to $1.82
Summary

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$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75*
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%

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15 Supplemental Information

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EPS Reconciliation
% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Diluted earnings per share - GAAP 0.43 $ 0.24 $ 0.43 $ 79% 0%
Impact of restructuring charges:
Loss on securities portfolio - 0.23 -
Loss on extinguishment of debt 0.02 0.03 -
0.02 0.26 -
Income tax benefit (0.01) (0.09) -
After tax restructuring charge 0.01 0.17 -
Diluted earnings per share, excluding
restructuring charges 0.44 $ 0.41 $ 0.43 $ 7% 2%

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Average Balance Sheet
($ in millions)
1 Includes loans, loans held for sale and securities purchased under agreements to resell
2 Includes MWL assets and assets securitized
% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Earning Assets 20,969 $        21,058 $        20,220 $        - 4%
Loans, excluding MWL 14,946 15,153 15,004 -1% -
MWL Assets
1
2,812 2,084 2,150 35% 31%
MWL Managed Assets
2
4,416 4,079 3,650 8% 21%
Securities  2,596 3,266 2,949 -21% -12%
Total Assets 23,097 23,054 21,990 - 5%
Assets Under Management   24,701 25,049 23,490 -1% 5%
Total Deposits 16,464 15,967 15,714 3% 5%
Noninterest Bearing Deposits 2,936 2,780 3,033 6% -3%
Interest Bearing Transaction Accounts 6,375 6,314 6,106 1% 4%
Time Deposits 7,153 6,873 6,575 4% 9%
Shareholders' Equity 2,166 2,068 1,965 5% 10%

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73%
1
of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada  and Texas
Branches, Assets and Deposits by State at 6/30/07 are as follows:
In the Right Places
$23.8 Billion in Assets $17.1 Billion in Deposits 321 Branches
1 At 6/30/07
*Projected Population change from 2006-2011
Source: US Census Bureau
FL 60%
AL 24%
TX 4%
GA 5%
NV 4%
Corp 3%
NV 4%
TX 7%
Corp 4%
FL 62%
GA 6%
AL 17%
NV 15
TX 15
FL 182
GA 19
AL  90

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Superior Projected Population Growth
Source: SNL Financial
Deposit data as of 6/30/06
Population growth deposit weighted by county
2006 - 2011 Population Growth
Colonial BancGroup 11.92%
SunTrust Banks 10.50
South Financial Group 9.90
Compass Bancshares 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Total U.S. 6.66

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.29%
0.21%
0.78%
1.17%
1.25%
0.16%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 6/30/07
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

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0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.13%
0.23%
0.26%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 June
YTD
2007
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
(as originally reported)
1 Annualized
1